SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2004

MUELLER GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-117473	37-138-7813
(Commission File Number)	(IRS Employer Identification No.)

500 West Eldorado St., Decatur, IL	62522-1808
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 423-4471

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

     On August 10, 2004, Mueller Group, Inc. made a presentation to lenders under the Second Amended and Restated Credit Agreement, dated as of April 23, 2004 (the “senior credit facility”) in order to amend certain terms of the senior credit facility. The presentation (as revised on August 24, 2004) is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

            99.1       Text of Lenders’ Presentation dated August 10, 2004 (as revised on August 24, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER GROUP, INC.

Date:	August 25, 2004	By:	/s/ Darrell Jean

			Name:	Darrell Jean
			Title:	Vice President and Chief Financial Officer